UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22517

Corbin Multi-Strategy Fund, LLC

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Corbin Multi-Strategy Fund, LLC

Financial Statements

For the Year Ended March 31, 2020

With Report of Independent Registered Accounting Firm

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Corbin Multi-Strategy Fund, LLC’s (the “Fund’s”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (844) 626-7246. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.

You can inform the Fund or your financial intermediary, as applicable, that you wish to continue to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to the Fund and all funds held through your financial intermediary, as applicable.

Corbin Multi-Strategy Fund, LLC

Table of Contents
For the Year Ended March 31, 2020

Report of Independent Registered Public Accounting Firm	2
Schedule of Investments	3-5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8-9
Statement of Cash Flows	10
Financial Highlights	11-12
Notes to Financial Statements	13-29
Supplemental Information	30-35

Corbin Multi-Strategy Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2020

To the Shareholders and Board of Managers of
Corbin Multi-Strategy Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Corbin Multi-Strategy Fund, LLC (the “Fund”) as of March 31, 2020, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations, cash flows, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended March 31, 2019, and prior, were audited by other auditors whose report dated May 28, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, brokers and underlying fund managers, or by other appropriate auditing procedures where replies from underlying fund managers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 1, 2020

Corbin Multi-Strategy Fund, LLC

Schedule of Investments

March 31, 2020

Strategy	Investments	Cost	Fair Value
	Investment Funds — 94.38%[1]
	Asset-Backed Securities — 14.74%
	East Lodge Capital Credit Opportunities Fund, LP	$3,000,000	$2,206,713
	East Lodge Capital Credit Opportunities Fund, Ltd.	2,878,290	2,811,558
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP	991,246	888,100
	Serengeti Lycaon Overseas, Ltd.	4,599,402	7,024,314
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP*	257,246	239,195
		11,726,184	13,169,880
	Equity Special Situations — 2.19%
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	43,604	28,927
	Senator Global Opportunity Offshore Fund II, Ltd.	764,063	781,811
	Senator Global Opportunity Offshore Fund, Ltd.	916,017	1,149,189
		1,723,684	1,959,927
	Event Driven/Distressed — 12.39%
	Centerbridge Credit Partners Offshore, Ltd.	66,816	72,711
	Garrison Special Opportunities Fund, LP	4,413	2,795
	Redwood Argentina Offshore Fund, Ltd.	105,842	101,596
	Redwood Domestic Fund, LP	5,500,000	4,647,525
	Redwood Offshore Fund, Ltd.	3,055,724	3,939,358
	Tor Asia Credit Fund	2,250,000	2,263,301
	West Face Long Term Opportunities Fund, Ltd.	53,051	48,156
		11,035,846	11,075,442
	Global Macro — 14.75%
	Autonomy Global Macro Fund, Ltd.	6,334,117	7,259,816
	D.E. Shaw Oculus International Fund	3,816,911	5,924,149
		10,151,028	13,183,965
	Long/Short Equity — 37.38%
	Cadian Fund LP	5,000,000	5,025,177
	Cadian Offshore Fund Ltd.	2,685,243	4,601,914
	Pelham Long/Short Fund, LP	2,746,455	2,754,725
	Pelham Long/Short Fund, Ltd.	2,421,122	3,617,015
	Pelham Long/Short Small Cap Fund, Ltd.	2,625,000	1,826,051
	SRS Partners US, LP	5,000,000	5,354,730
	SRS Partners, Ltd.	898,021	1,060,617
	SRS Special Opportunities (CAR) Master, LP	275,290	275,290
	Steamboat Capital Partners Fund, LP	3,000,000	2,727,457
	Steamboat Capital Partners Offshore Fund, Ltd.	2,989,359	2,961,882
	Tal China Focus Fund	3,000,000	3,210,095
		30,640,490	33,414,953
	Relative Value — 12.93%
	D.E. Shaw Composite International Fund	5,604,994	11,282,848
	Myriad Opportunities Offshore Fund Ltd.	249,118	274,359
		5,854,112	11,557,207
	Total Investments in Investment Funds	71,131,344	84,361,374

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments
March 31, 2020 (continued)

Strategy	Investments	Cost	Fair Value
	Investment in Securities 4.31%
	Collateralized Loan Obligations — 2.17%
	Anchorage Credit Funding 2019-9A, Ltd.*
	(Estimated Yield: 12.50%; Maturity Date: 10/25/2037; Par Value: $680,000)	$680,000	$449,393
	Atrium CLO 12A-FR, Corp.*
	(Interest Rate: 8.72%, (3-Month USD Libor+690 basis points); Maturity Date: 4/22/2027; Par Value: $500,000)	458,975	263,525
	Diameter Credit Funding I 2019-1A, Ltd.*
	(Estimated Yield: 12.50%; Maturity Date: 7/25/2037; Par Value: $750,000)	750,000	449,942
	Strata CLO I, Ltd.*
	(Interest Rate: 8.91% (3-Month USD Libor+708 basis points); Maturity Date: 1/15/2031; Par Value: $1,000,000)	970,000	496,150
	TICO CLO 2018-IA, Ltd.*
	(Interest Rate: 7.56% (3-Month USD Libor+577 basis points); Maturity Date: 4/26/2028; Par Value: $500,000)	457,500	280,200
		3,316,475	1,939,210
Equity — 2.14%
	Garrison Capital, Inc.*	1,274,585	156,045
	Third Point Offshore Investors Ltd.	1,897,918	1,757,171
		3,172,503	1,913,216
	Total Investments in Securities	6,488,978	3,852,426

	Total Investments (Cost $$77,620,322) — 98.69%		88,213,800
	Other assets in excess of liabilities — 1.31%		1,173,495
	Net Assets — 100%		$89,387,295

*	Investment is income-producing.

[1]	All or portion of these securities serve as collateral for a line of credit.

Investment Funds by Strategy (as a percentage of total investments)
Investment Funds
Long/Short Equity	37.88%
Relative Value	13.10%
Event Driven/Distressed	12.55%
Global Macro	14.95%
Asset-Backed Securities	14.93%
Equity Special Situations	2.22%
Total Investment Funds	95.63%
Investments in Securities
Collateralized Loan Obligations	2.20%
Equity	2.17%
Total Investments in Securities	4.37%
100.00%

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments
March 31, 2020 (continued)

SWAP CONTRACTS
CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Buy/Sell(1) Protection	Pay/Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Value(2)	Fair Value(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 29	Buy	Pay	5.00%	12/20/2022	$770,000	$31,952	$36,575	$(4,623)
Intercontinental Exchange	CDX North America Investment Grade Index Series 29	Buy	Pay	1.00%	12/20/2022	$2,145,000	$(1,397)	$51,696	$(53,093)
TOTAL SWAP CONTRACTS						$2,915,000	$30,555	$88,271	$(57,716)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Assets and Liabilities

March 31, 2020

Assets
Investments, at fair value (cost $77,620,322)	$88,213,800
Credit default swaps, at fair value (upfront premiums paid $88,271)	30,555
Cash	18,962,584
Cash held in escrow for shares tendered	1,513,436
Receivable for investments in Investment Funds sold	14,020,389
Due from Broker for Swap Contracts	314,026
Interest Receivable	34,944
Prepaid expenses and other assets	43,309
Total Assets	123,133,043

Liabilities
Tenders payable	9,290,121
Loan payable	23,000,000
Subscriptions received in advance	1,155,000
Management Fee payable	127,297
Accounting and administration fees payable	28,133
Investor Distribution and Servicing Fees payable (Class A)	8,918
Transfer agent fees payable	8,233
Custody fees payable	4,902
Board of Managers’ fees payable	1,500
Professional fees and other accrued expenses	121,644
Total Liabilities	33,745,748
Net Assets	$89,387,295

Composition of Net Assets:
Paid-in capital	$134,996,629
Total accumulated deficit	(45,609,334)
Net Assets	$89,387,295

Net Assets Attributable to:
Class A Shares	$4,921,146
Class I Shares	84,466,149
$89,387,295

Shares of Limited Liability Company Interest Outstanding (Unlimited Number of Shares Authorized):
Class A Shares	66,720
Class I Shares	1,051,474
1,118,194

Net Asset Value per Share:
Class A Shares	$73.76
Class I Shares	$80.33

*

Investments in Class A Shares of less than $500,000 are subject to a placement fee of 2.00%; investments in Class A Shares of $500,000 or more and less than $1,000,000 are subject to a placement fee of 1.00% and investments in Class A Shares of $1,000,000 or more are subject to a placement fee of 0.50% (in each case, the “Class A Share Placement Fee”).

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Operations

For the Year Ended March 31, 2020

Investment Income
Dividend income	$106,015
Interest income	344,337
Total Income	450,352

Fund Expenses
Management Fee	1,017,324
Professional fees	348,261
Accounting and administration fees	223,586
Interest expense	141,079
Commitment fees	110,406
Board of Managers’ fees and expenses	81,783
Transfer Agency fees	70,820
Investor Distribution and Servicing Fee (Class A)	43,407
Custodian fees	30,984
Other operating expenses	89,703
Total Fund Expenses	2,157,353

Net Investment Loss	(1,707,001)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Capital gain distributions from Investment Funds	216,994
Net realized gain on investments	14,320,777
Net realized gain on written options	25,363
Net realized loss on credit default swaps	(51,898)
Net realized loss on foreign currency transactions	(17)
Net change in unrealized appreciation/depreciation on investments	(23,685,370)
Net change in unrealized appreciation/depreciation on written options	(4,767)
Net change in unrealized appreciation/depreciation on credit default swaps	128,259
Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments	(9,050,659)

Net Decrease in Net Assets Resulting from Operations	$(10,757,660)

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Changes in Net Assets Resulting from Operations
Net investment loss	$(1,707,001)	$(1,994,294)
Net realized gain on investments	14,511,219	3,772,835
Net change in unrealized appreciation/depreciation on investments	(23,561,878)	2,110,716
Net Change in Net Assets Resulting from Operations	(10,757,660)	3,889,257

Distributions to investors
Class A	(652,367)	(299,657)
Class I	(12,678,652)	(5,052,815)
Net Change in Net Assets from Distributions to Investors	(13,331,019)	(5,352,472)

Change in Net Assets Resulting from Capital Transactions
Class A
Issuance of shares	358,034	287,000
Reinvested distributions	378,872	172,722
Shares tendered	(1,605,416)	(1,302,924)
Early withdrawal fees	—	—
Total Class A Transactions	(868,510)	(843,202)

Class I
Issuance of shares	14,710,000	6,751,000
Reinvested distributions	4,273,808	1,795,423
Shares tendered	(36,841,001)	(23,078,510)
Early withdrawal fees	—	—
Total Class I Transactions	(17,857,193)	(14,532,087)

Net Change in Net Assets Resulting from Capital Transactions	(18,725,703)	(15,375,289)

Total Net Decrease in Net Assets	(42,814,382)	(16,838,504)

Net Assets
Beginning of year	132,201,677	149,040,181
End of year	$89,387,295	$132,201,677

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019
Shareholder Activity
Class A Shares
Issuance of shares	3,931	3,090
Reinvested distributions	4,560	1,947
Shares tendered	(18,370)	(14,027)
Net Change in Class A Shares Outstanding	(9,879)	(8,990)

Class I Shares
Issuance of shares	152,590	67,122
Reinvested distributions	47,310	18,766
Shares tendered	(407,586)	(231,638)
Net Change in Class I Shares Outstanding	(207,686)	(145,750)

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2020

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(10,757,660)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(40,667,526)
Cover of Written Options	(1,353,825)
Proceeds from sales of investments	71,048,382
Proceeds from written options	1,073,955
Net realized gain on investments	(14,320,777)
Net realized gain on written options	(25,363)
Net realized loss on foreign currency transactions	17
Net change in unrealized appreciation/depreciation on investments	23,685,370
Net change in unrealized appreciation/depreciation on written options	4,767
Net change in unrealized appreciation/depreciation on credit default swaps	(128,259)
Capital distributions received from Investment Funds	288,082
(Increase)/Decrease in Assets:
Increase in receivable for investments in Investment Funds sold	(10,077,847)
Increase in prepaid expenses and other assets	(9,461)
Decrease in interest receivable	1,379
Increase/(Decrease) in Liabilities:
Decrease in Management Fee payable	(104,081)
Increase in accounting and administration fees payable	28,133
Increase in transfer agent fees payable	8,233
Decrease in investor Distribution and Servicing fees payable	(4,190)
Increase in custody fees	4,902
Increase in Board of Managers’ fees payable	1,500
Decrease in Professional fees and other accrued expenses	(291,978)
Net Cash Provided by Operating Activities	18,403,753

Cash Flows from Financing Activities
Proceeds from loan facility	36,500,000
Payments on loan facility	(13,500,000)
Proceeds from issuance of shares, including subscriptions received in advance	15,103,034
Distributions to investors, net of reinvestments of distributions	(8,678,339)
Payments for shares tendered, net of increase in payable for tenders	(36,671,777)
Net Cash Used in Financing Activities	(7,247,082)

Net change in Cash and Restricted Cash	11,156,671
Cash and Restricted Cash - Beginning of Year	9,633,375
Cash and Restricted Cash - End of Year*	$20,790,046

Supplemental disclosure of non-cash activities
Cash paid on loan interest	$139,843
Reinvested dividends	$4,652,680

*	Cash and restricted cash include cash, cash held in escrow, and deposits held at broker, as outlined further on the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Financial Highlights

Class A Shares

Per Share Data and Ratios for a Share of Limited Liability Company Interest Outstanding Throughout each Year.

	Class A Shares
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$91.98	$93.79	$99.39	$92.87	$102.21
Activity from investment operations:(1)
Net investment loss	(1.81)	(1.87)	(2.02)	(2.09)	(2.54)
Net realized and unrealized gain/(loss) on investments	(7.12)	3.82	7.01	10.13	(6.26)
Total from investment operations	(8.93)	1.95	4.99	8.04	(8.80)

Distributions to investors
From net investment income	(9.29)	(3.76)	(10.59)	(1.52)	(0.54)
From net realized gains	—	—	—	—	—
Total distributions to investors	(9.29)	(3.76)	(10.59)	(1.52)	(0.54)

Net Asset Value per share, end of year	$73.76	$91.98	$93.79	$99.39	$92.87

Net Assets, end of year (in thousands)	$4,921	$7,046	$8,027	$10,287	$15,289

Ratios/Supplemental Data:(2)
Net investment loss	(2.05)%	(2.04)%	(2.09)%	(2.27)%	(2.57)%

Gross Expenses (3)	2.42%	2.51%	2.31%	2.46%	2.59%
Expense Recoupment/(Reimbursement)	—	—	—	—	—
Net Expenses (4)	2.42%	2.51%	2.31%	2.46%	2.59%

Portfolio Turnover Rate	32.73%	9.89%	1.49%	20.10%	20.58%
Total Return (5)	(10.79)%	2.24%	5.19%	8.70%	(8.63)%

(1)	Based on average Shares outstanding throughout the year.

(2)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(4)

Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 3.00% for Class A. Through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.85% for Class A. Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.75% for Class A.

(5)

Total return based on per Share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable placement fee and early withdrawal fees.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Financial Highlights
Class I Shares

Per Share Data and Ratios for a Share of Limited Liability Company Interest Outstanding Throughout each Year.

	Class I Shares
	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$99.40	$100.37	$104.92	$97.28	$106.30
Activity from investment operations:(1)
Net investment loss	(1.31)	(1.34)	(1.49)	(1.54)	(1.94)
Net realized and unrealized gain/(loss) on investments	(7.77)	4.13	7.53	10.70	(6.54)
Total from investment operations	(9.08)	2.79	6.04	9.16	(8.48)

Distributions to investors
From net investment income	(9.99)	(3.76)	(10.59)	(1.52)	(0.54)
From net realized gains	—	—	—	—	—
Total distributions to investors	(9.99)	(3.76)	(10.59)	(1.52)	(0.54)

Net Asset Value per share, end of year	$80.33	$99.40	$100.37	$104.92	$97.28

Net Assets, end of year (in thousands)	$84,466	$125,156	$141,013	$178,224	$170,240

Ratios/Supplemental Data:(2)
Net investment loss	(1.37)%	(1.36)%	(1.44)%	(1.55)%	(1.88)%

Gross Expenses (3)	1.74%	1.84%	1.66%	1.74%	1.90%
Expense Recoupment/(Reimbursement)	—	—	—	—	—
Net Expenses (4)	1.74%	1.84%	1.66%	1.74%	1.90%

Portfolio Turnover Rate	32.73%	9.89%	1.49%	20.10%	20.58%
Total Return (5)	(10.19)%	2.93%	5.93%	9.46%	(8.00)%

(1)	Based on average Shares outstanding throughout the year.

(2)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or expense recoupment by the Adviser.

(4)

Through December 31, 2015, net expenses excluding non-reimbursable expenses were capped at 2.25% for Class I. Through September 30, 2016, net expenses excluding non-reimbursable expenses were capped at 2.10% for Class I. Effective October 1, 2016, net expenses excluding non-reimbursable expenses are capped at 2.00% for Class I.

(5)

Total return based on per Share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of early withdrawal fees.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements

March 31, 2020

Note 1 – Organization

Corbin Multi-Strategy Fund, LLC (formerly GAI Corbin Multi-Strategy Fund, LLC) (the “Fund”), is a Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Corbin Capital Partners, L.P. (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 Wells Fargo Investment Institute, Inc. (the “Former Adviser”) served as the investment adviser to the Fund and the Adviser served as the subadviser to the Fund. The Fund offers and sells two separate classes of shares, Class A Shares and Class I Shares.

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other financial instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations and other entities, U.S. government securities, non-U.S. government securities, partnership interests, money-market instruments, derivatives on securities and other derivatives, commodity interests including futures contracts, options, options on futures, swaps, forward contracts, currencies and physical commodities, and other financial instruments.

The Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as “hedge funds” (“Investment Funds”). The Fund’s investments will consist primarily of Investment Funds across a range of strategies. The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. Direct investments may be made by the Fund independently at the direction of the Adviser. Such direct investments may be made in any strategy or asset class in which the Fund may otherwise invest. The Fund may maintain a portion of its assets in cash, high quality fixed income securities, money market instruments, shares of money market funds, or overnight repurchase agreements. While there is no limit on the amount of the Fund’s assets that may be maintained in cash, the Adviser does not expect such amount to be substantial under normal market conditions and will generally maintain substantial amounts of cash only for defensive or temporary purposes, such as maintaining liquidity for distributions in connection with repurchases by the Fund. The Fund maintains a loan facility, the proceeds of which are used as working capital with the result of creating leverage. That leverage is used, among other things, to make investments and to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows. An investment in the Fund involves substantial risk and an investor may lose some or all of the amount invested. Many factors will affect the performance of the Investment Fund. There is no assurance that the Fund will achieve its objectives. Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not affiliated with the Adviser.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Fund investors (“Members”), nor will it be required to provide Members certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. The Adviser is not registered as a “commodity trading advisor” with the CFTC, and the Fund is operated pursuant to CFTC Rule 4.14(a)(5). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

The Fund’s Board of Managers (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of Shares in proportion to their relative net assets. Members of a class that bears distribution and service expenses under the terms of the distribution plan have exclusive voting rights to that plan.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 2 – Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“FASB ASC 946”), and is following the accounting and reporting guidance found within FASB ASC 946.

(a) Valuation of Investments

The Board has formed a Valuation Committee (the “Valuation Committee”) that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures (defined below) adopted by the Board. The Fund’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). The fair value of equity securities are determined using last traded or closing prices as reported on the primary exchange where securities are traded and are generally categorized within Level 1 of the Fund’s fair value hierarchy. If no sales of such equity securities are reported on a particular day, the securities are generally valued based upon their closing bid prices. In any case where the Adviser believes that (i) the agreed upon valuation methodology is not appropriate or (ii) market quotations for a security are unavailable, unreliable, or not reflective of the security’s fair value, the investment team will recommend a fair valuation for review by the Valuation Committee. The Valuation Committee shall determine the fair value of the security by taking into account such factors deemed relevant.

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Board using net asset value (“NAV”). The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the fiscal year ended March 31, 2020, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

(b) Federal Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 2 – Accounting Policies (continued)

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2020.

The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2017, 2018 and 2019 returns are subject to examination by the federal and Delaware revenue authorities.

This capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

(c) Security Transactions and Investment Income

The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund’s transactions are determined on a specific identification basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund accounts for distributions from Investment Funds based on the nature of such distributions as determined by each underlying Investment Fund. Capital gain distributions received are recorded as capital gains as soon as information this information is available to the Fund and its service providers.

The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as a change in unrealized appreciation/depreciation and not as income or expense on the Statement of Operations.

(d) Cash

The Fund maintains cash in an interest-bearing bank account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(e) Foreign currency translation

Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of valuation. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the spot foreign currency exchange rate in effect at the time of the transaction. The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Realized gains and losses from such translation are included in net realized gain/(loss) from investments on the Statement of Operations.

(f) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(g) Options written

When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 2 – Accounting Policies (continued)

(h) Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

(i) Credit default swaps

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indices. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indices are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(j) Valuation of derivatives

The fair value of purchased and written index options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy. Except as noted below, if no sales of such securities are reported on a particular day, securities are generally valued based upon their closing bid prices for purchased options, or their ask prices for written options. The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing model does not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(k) Collateralized loan obligations

The Fund may invest in collateralized loan obligations (“CLOs”), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The Fund values CLOs at the “bid” quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 2 – Accounting Policies (continued)

(l) Distributions

Distributions will be paid at least annually in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each investor (each, a “Member”) will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member’s broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

(m) Use of estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates and the differences could be material.

(n) Fund expenses

The Fund bears all expenses incurred in its business and operations and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings, if any; and (3) all costs, and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

During the fiscal year ended March 31, 2020, the Fund incurred legal fees in the amount of $242,683. These fees were paid for services provided in support of transitioning investment management of the Fund to the Adviser and electing new Managers and met the definition of extraordinary expenses under the Fund’s expense limitation agreement. These fees are included with “Professional fees” on the Statement of Operations. Excluding extraordinary expenses, the Fund’s net expense ratio and total return are 2.22% and (10.60)% and 1.54% and (10.54)% for Class A and Class I, respectively.

(o) Due from broker

Due from broker includes cash balances held with the broker and receivables from initial margin related to the Fund’s derivatives trades. Interest may be earned on balances held by the brokers and interest may be charged on debit balances. At March 31, 2020, Due from broker totaled $314,034.

Note 3 – Investment Advisory and Other Agreements

Pursuant to the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.75% of the aggregate NAV of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares). Prior to July 1, 2019, the Adviser served as the Fund’s sub-adviser under the sub-advisory agreement among the Fund, the Fund’s Former Adviser and the Adviser. Prior to July 1, 2019, the Fund paid the Former Adviser each month a Management Fee equal to one-twelfth of 1.00% of the aggregate NAV of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares).

Effective July 1, 2019, the Fund entered into an expense limitation agreement with the Adviser that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through June 30, 2020 (the “Expense Limitation Agreement”) and which may or may not be renewed annually thereafter. Class I Shares have no class-specific expenses. Members holding Class A Shares will pay (in addition to up to 2.00% annually of the Fund’s average net assets attributable to each share class in ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the “Investor Distribution and Servicing Fee”), for a total of up to 2.75%. Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A Members. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. In addition, the Adviser is permitted to recover from the Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Members) fall below the annualized rate of 2.00% per year. The Fund, however, is not obligated to pay any such amount more than three years after the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser will not cause the Fund to exceed the annual limitation rate set forth above. As of March 31, 2020, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of March 31, 2020, there were no expenses reimbursable by the Adviser.

Prior to July 1, 2019, the Former Adviser had contractually agreed to limit the Fund’s annualized ordinary fund-wide operating expenses to 2.00%. Class I Shares had no class-specific expenses. Class A Shares paid (in addition to up to 2.00% in fund-wide expenses) an Investor Distribution and Servicing Fee of up to 0.75%, for a total of up to 2.75%. Ordinary fund-wide operating expenses excluded the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A Shares. The Former Adviser was eligible to recover a deferred fee or reimbursed expense within three years of the time of deferral or reimbursement, however there were no amounts payable to the Former Adviser from prior to July 1, 2019.

Effective July 1, 2019, under the terms of the wholesaling and placement agent agreement between the Fund and UMB Distribution Services, LLC (the “Placement Agent”) (the “Wholesaling and Placement Agent Agreement”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Shares that are their customers (“Investor Service Providers”). These services include, but are not limited to, handling Member inquiries regarding the Fund (e.g. responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Fund or the Placement Agent may reasonably request.

Under the Wholesaling and Placement Agent Agreement, the Fund will pay a quarterly Investor and Distribution Servicing Fee out of Class A Share net assets at the annual rate of 0.75% of the aggregate NAV of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Investor Service Providers and for the Placement Agent’s ongoing investor servicing. The Placement Agent may pay all or a portion of the Investor Distribution and Servicing Fee it receives to other Investor Service Providers, acting as sub-placement agents, which may include affiliates of the Adviser. Each Investor Service Provider is paid based on the aggregate NAV of outstanding Class A Shares held by Members that receive services from such Investor Service Provider that have been outstanding for more than twelve (12) months. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Class I Shares are not subject to the Investor Distribution and Servicing Fee.

Prior to July 1, 2019, under the terms of the wholesaling and placement agent agreement between the Fund and Global Alternative Investment Services, Inc. (the “Former Placement Agent”), the Former Placement Agent was authorized to retain brokers, dealers and certain financial advisers for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Class A Shares that are their customers. The Fund paid an Investor Distribution and Servicing Fee out of the net assets of Class A Shares at the annual rate of 0.75% of the aggregate NAV of Class A Shares that have been outstanding for more than twelve (12) months, calculated and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid to the Former Placement Agent quarterly. The Investor Distribution and Servicing Fee was charged on an aggregate class-wide basis, and investors in Class A Shares were subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

Distribution and Servicing Fee was paid to the Former Placement Agent to reimburse it for payments made to investor service providers and for the Former Placement Agent’s ongoing investor servicing. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee was paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Under the terms of the Wholesaling and Placement Agent Agreement, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser, including the Fund and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser, including the Fund, held by the Member’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Member must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and, subject to certain exceptions and waivers listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the fiscal year ended March 31, 2020, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $640.

In addition, the Placement Agent (or one of its affiliates) may, from its own resources, make payments to brokers, dealers and Investor Service Providers for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services with respect to Shares.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. Prior to July 1, 2019 BNY Mellon Investment Servicing (U.S.) Inc. served in these roles. The Fund’s allocated fees incurred for administrative and custodian services for the fiscal year ended March 31, 2020, are reported on the Statement of Operations.

Certain managers and officers of the Fund are employees of UMBFS. The Fund does not compensate managers and officers affiliated with the Fund’s administrator. For the fiscal year ended March 31, 2020, the Fund’s allocated fees incurred for managers who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Effective July 1, 2019, Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the fiscal year ended March 31, 2020 are reported on the Statement of Operations. Prior to July 1, 2019, an employee of the Former Adviser served as CCO and did not receive separate compensation from the Fund for that role.

Note 4 – Capital Share Transactions

The Fund offers two separate classes of Shares, Class A Shares and Class I Shares, to investors eligible to invest in the Fund.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant NAV per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. The Board may discontinue accepting subscriptions at any time. The Fund’s subscription dollar and Share amounts for the fiscal year ended March 31, 2020, are reported on the Statement of Operations.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 4 – Share Transactions (continued)

Because the Fund is a closed-end fund, and Members do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members, in order to provide a limited degree of liquidity to Members. Repurchases, if any, will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser expects to ordinarily recommend that the Board authorize the Fund to offer to repurchase Shares from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (each, a “Valuation Date”) (or, if any such date is not a business day, on the last business day of such calendar quarter).

If the interval between the date of purchase of Shares and the valuation date with respect to the repurchase of such Shares is less than 180 days then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those shares held the longest first. For Members from whom the Fund accepts for repurchase all of their Shares, the Fund intends to pay 95% of the estimated unaudited NAV of the Shares repurchased determined as of the applicable valuation date, less any early withdrawal charge relating to such Shares. Initial payments in connection with tenders generally will be made as of the late of (1) the 45th day after a valuation date, or (2) in the sole discretion of the Adviser, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from any Investment Funds. The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the initial payment and, if the initial payment is less than 100% of the estimated unaudited NAV, the balance of the repurchase price. The Fund will pay the balance, if any, of the repurchase price based on the audited financial statements of the Fund for the fiscal year in which such repurchase was effective. This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Final adjustments of payments in connection with the repurchased Shares generally will be made within approximately 45 days after the completion of the annual audit of the Fund. The amount held in escrow can be found on the Statement of Assets and Liabilities labeled “Cash held in escrow for Shares repurchased.”

The results of the repurchase offers conducted for the fiscal year ended March 31, 2020 are as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 22, 2019	June 21, 2019	September 30, 2019	January 24, 2020
Repurchase Request	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Repurchase Pricing date	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020

Net Asset Value per Share as of Repurchase Offer Date
Class A	$93.75	$90.21	$83.08	$73.76
Class I	$101.47	$97.80	$90.34	$80.33
Amount Repurchased
Class A	$764,204	$161,938	$516,457	$162,816
Class I	$6,842,689	$2,761,983	$19,541,427	$7,613,869
Percentage of Outstanding Shares Repurchased
Class A	10.17%	2.49%	8.32%	3.20%
Class I	5.30%	2.28%	16.43%	8.27%

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 5 – Federal Income Taxes

At March 31, 2020, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$104,167,576
Gross unrealized appreciation	$1,031,684
Gross unrealized depreciation	(16,985,460)
Net unrealized appreciation on investments	$(15,953,776)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in partnerships and passive foreign investments companies (“PFICs”).

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. For the year ended March 31, 2020, there are no differences in book and tax accounting that have been reclassified between paid-in-capital and distributable earnings.

The tax basis of distributable earnings/(accumulated deficit) as of October 31, 2019, the fund’s last tax year, are as follows:

Undistributed ordinary income	$13,118,193
Undistributed long-term gains	—
Tax accumulated earnings	13,118,193
Accumulated capital and other losses	(16,538,170)
Unrealized depreciation on investments	(2,360,753)
Total accumulated deficit	$(5,780,730)

The character of distributions made during the fiscal year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the tax years ended October 31, 2019 and October 31, 2018 were as follows:

Distribution paid from:	2019	2018
Ordinary income	$5,352,472	$16,156,932
Net long-term capital gains	—	—
Total taxable distributions	$5,352,472	$16,156,932

As of the tax year ended October 31, 2019, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$6,214,478	$10,323,692	$16,538,170

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 6 – Investment Transactions

For the fiscal year ended March 31, 2020, purchases and sales of investments, excluding short-term investments, written options, and credit default swaps were $39,592,689 and $70,944,900, respectively.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 7 – Investments in Investment Funds

The Adviser monitors the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Managers.

Complete information about the underlying investments held by certain of the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2020.

The following table summarizes the Fund’s investments in the Investment Funds during the fiscal year ended March 31, 2020, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the Investment Manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.0% to 2.50% per annum of the NAV of that Investment Fund. Additionally, the Investment Manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund’s Total Investments Funds’ Fair Value	Fair Value	Net Change in Unrealized Appreciation/ Depreciation	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
D.E. Shaw Composite International Fund	13.37%	$11,282,848	$(353,240)	$1,393,859	Quarterly	Cayman Islands
Autonomy Global Macro Fund, Ltd.	8.60	7,259,816	(3,062,684)	—	Monthly	Cayman Islands
Serengeti Lycaon Overseas, Ltd.	8.33	7,024,314	(1,343,935)	—	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	7.02	5,924,149	450,759	619,494	Quarterly	Cayman Islands
SRS Partners US, LP	6.35	5,354,730	354,730	—	Quarterly	United States
Cadian Fund LP	5.96	5,025,177	25,177	—	Quarterly	United States
Redwood Domestic Fund, L.P.	5.51	4,647,525	(852,475)	—	Biennial	United States
Cadian Offshore Fund Ltd.	5.45	4,601,914	(1,149,977)	1,845,565	Quarterly	Cayman Islands
Redwood Offshore Fund, Ltd.	4.67	3,939,358	(4,208,577)	2,585,553	Biennial	Cayman Islands
Pelham Long/Short Fund, Ltd.	4.29	3,617,015	(946,116)	831,082	Monthly	Bermuda
Tal China Focus Fund	3.81	3,210,095	210,095	—	Quarterly	Cayman Islands
Steamboat Capital Partners Offshore Fund, Ltd.	3.51	2,961,882	(217,009)	726,653	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund, Ltd.	3.33	2,811,558	(1,304,094)	624,342	Quarterly	Cayman Islands
Pelham Long/Short Fund, Ltd.	3.27	2,754,725	8,270	—	Monthly	Bermuda
Steamboat Capital Partners Fund, LP	3.23	2,727,457	(272,543)	—	Quarterly	Cayman Islands
Tor Asia Credit Fund	2.68	2,263,301	(758,767)	517,237	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund LP	2.62	2,206,713	(793,287)	—	Quarterly	United States

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 7 – Investments in Investment Funds (continued)

Investments in Investment Funds	% of Fund’s Total Investments Funds’ Fair Value	Fair Value	Net Change in Unrealized Appreciation/ Depreciation	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
Pelham Long/Short Small Cap Fund, Ltd.	2.16%	$1,826,051	$(653,036)	$(266,316)	Quarterly	Bermuda
Senator Global Opportunity Offshore Fund, Ltd.	1.36	1,149,189	(126,689)	217,388	Quarterly	Cayman Islands
SRS Partners, Ltd.	1.26	1,060,617	(2,962,240)	3,422,829	Quarterly	Cayman Islands
Perella Weinberg Partners Asset Based Value Offshore Fund, LP	1.05	888,100	(199,165)	9,943	In Liquidation	Cayman Islands
Senator Global Opportunity Offshore Fund II, Ltd.	0.93	781,811	(308,629)	513,146	Quarterly	Cayman Islands
SRS Special Opportunities (CAR) Master, LP	0.33	275,290	—	—	Not Permitted	Cayman Islands
Myriad Opportunities Offshore Fund Ltd.	0.33	274,359	(1,142,331)	968,663	Quarterly	Cayman Islands
VPC Offshore Unleveraged Private Debt Fund Feeder, LP	0.28	239,195	(372,213)	187,561	Not Permitted	Cayman Islands
Redwood Argentina Offshore Fund, Ltd.	0.12	101,596	(32,139)	—	Not Permitted	Cayman Islands
Centerbridge Credit Partners Offshore, Ltd.	0.09	72,711	(40,661)	7,056	In Liquidation	Cayman Islands
West Face Long Term Opportunities Fund, Ltd.	0.06	48,156	(272,568)	271,676	Quarterly	Cayman Islands
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	0.03	28,927	(14,099)	—	In Liquidation	Cayman Islands
Garrison Special Opportunities Fund, LP	0.00	2,795	39,038	(38,195)	In Liquidation	United States
Anchorage Capital Partners Offshore, Ltd.	0.00	—	(1,695,709)	1,726,355	Annually	Cayman Islands
New Point VII, Ltd.	0.00	—	(123,705)	100,522	Not Permitted	Bermuda
Squadra Equity Fund, Ltd.	0.00	—	(466,456)	475,442	Monthly	Cayman Islands
SRS Special Opportunities Master II, LP	0.00	—	750,646	(1,136,134)	Quarterly	Cayman Islands
Tyticus Partners II, Ltd.	0.00	—	81,622	(83,100)	In Liquidation	Cayman Islands
Whitebox Asymmetric Opportunities Fund, Ltd.	0.00%	$—	$(630,282)	$675,573	Quarterly	Cayman Islands
Total Investments in Investment Funds	100.0%	$84,361,374	$(22,382,289)	$16,196,194

*

Subject to the terms of the offering memorandums of the Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods for the Investment Funds range from 14 to 90 days.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 7 – Investments in Investment Funds (continued)

While redemptions are permitted per the terms of the offering memorandums of the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds. No such amendments were put in place during the fiscal year ended March 31, 2020. The Fund had unfunded capital commitments of $3,059,585 as of March 31, 2020.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2020:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables, real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst-oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment Managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most Investment Managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities Investment Managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment Managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment Managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, Investment Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, Investment Managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 8 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Investments in Mutual Funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2020 is as follows:

Description	Total Fair Value at 3/31/2020	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities
Equity	$1,913,216	$1,913,216	$—	$—
Collateralized Loan Obligations	1,939,210	—	1,939,210	—
Investment Funds (1)	84,361,374	—	—	—
Total Assets	$88,213,800	$1,913,216	$1,939,210	$—
Other Financial Instruments (2)
Swap Contracts	$30,555	$—	$30,555	$—

(1)

Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in FASB ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(2)	Other financial instruments are derivative instruments such as Swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 9 – Derivative and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB ASC, Derivatives and Hedging. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts and credit default swaps and used written options during the fiscal year ended March 31, 2020.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2020 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Credit risk	Unrealized Appreciation on open swap contracts	$30,555	—	—
Total		$30,555	—	—

The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2020 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity price risk	$(1,267,695)	$25,363	$—	(1,242,332)
Credit risk	—	—	(51,898)	(51,898)
Total	$(1,267,695)	$25,363	$(51,898)	(1,294,230)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity price risk	$53,140	$(4,767)	$—	$48,373
Credit Risk	—	—	128,259	128,259
Total	$53,140	$(4,767)	$128,259	$176,632

The number of contracts are included on the Schedule of Investments. The quarterly average notional value of derivative instruments as of March 31, 2020 are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$55,627,200
Options Contracts - Written	Average Notional Value	(26,668,000)
Swap Contracts - Long	Average Notional Value	2,915,000

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 10 – Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

					Amounts Not Offset in Statement of Assets and Liabilities
Financial Instrument	Exchange	Gross Amounts of Recognized Assets or Liabilities	Gross Amounts Offset in Statement of Assets or Liabilities	Net Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Derivative Assets Credit Default Swaps, at Fair Value	Intercontinental Exchange	$31,952	$(1,397)	$(30,555)	$—	$—	$30,555
Derivative Liabilities Credit Default Swaps, at Fair Value	Intercontinental Exchange	$1,397	$(1,397)	$1,397	$—	$—	$—

*

Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**

Amounts relate to master netting agreements and collateral agreements which have been determined by the Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 11 – New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of FASB ASC 820, “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 11 – New Accounting Pronouncement (continued)

FASB ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 13 – Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

The Fund may invest in CLOs that directly or indirectly represent a participation in, or are secured by and payable from asset pools. The collateralized loan obligation held by the Fund is an interest in pools of corporate loans. This security provides a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. Credit risk on the CLOs reflects the risk that the borrowers on the underlying loans may not be able to make timely payments on the loans or may even default on the loans. The Fund is also exposed to the risk that the debt issuers may fail to fulfill their obligations to the Fund with respect to the CLOs. No such losses have been incurred.

No guarantee or representation is made that the investment program will be successful.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 14 – Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the “Facility”) with Royal Bank of Canada (“RBC”). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, (c) a commitment amount of $25,000,000 and (d) termination date of December 9, 2020. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the fiscal year ended March 31, 2020 were 2.62%, $8,994,186, $23,000,000, and $141,079. The Fund had outstanding borrowings for 172 days during the year. At March 31, 2020, the balance was $23,000,000 and the interest rate was 2.39%. There is interest payable of $47,731 to RBC as of March 31, 2020 which is included in the accompanying Statement of Assets and Liabilities.

For the fiscal year ended March 31, 2020, commitment fees of $110,406 were expensed and are included in the accompanying Statement of Operations.

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement. The Fund met all financial covenants as of and during the fiscal year ended March 31, 2020.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2020 (continued)

Note 15 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On May 20, 2020, the Fund paid $162,816 for 2,207 shares and $7,613,869 for 94,781 shares for Class A and Class I, respectively.

The Board authorized the Fund to offer to repurchase Shares from Members in an amount up to approximately 25.00% of the net assets of the Fund (or approximately $26,607,000 as of January 31, 2020), with a June 30, 2020 valuation date. Members that desired to tender Shares for repurchase were required to do so on April 26, 2020. The approximate value of tenders received are $116,327 and $3,766,908 for Class A shares and Class I Shares, respectively.

Effective April 1, 2020, there were subscriptions to the Fund in the amount of $0 for Class A, and $1,155,000 for Class I Shares, all of which is included in subscriptions received in advance on the Statement of Assets and Liabilities.

Effective May 1, 2020, there were subscriptions to the Fund in the amount of $0 for Class A, and $1,720,000 for Class I Shares.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)

March 31, 2020 (Unaudited)

The Board of Managers of the Fund

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

Managers

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Manager	Other Directorships Held by Managers During the Last 5 Years
David G. Lee (Born 1952)	Chairman and Manager	Since 2019	President and Director, Client Opinions, Inc. (2003-2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	9	None.
Robert Seyferth (Born 1952)	Manager	Since 2019	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	9	None.
Gary E. Shugrue (Born 1954)	Manager	Since 2019	Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (2001 – 2015).	5	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios) (registered investment company).

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2020 (continued)

Managers (continued)

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(2) Overseen by Manager	Other Directorships Held by Managers During the Last 5 Years
Terrance P. Gallagher* (Born 1958)	Manager	Since 2019	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	4	None.

*	Indicates an interested Manager.

(1)

Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members holding a majority of the total number of Shares present at such meeting or, if by written consent, a vote of Members holding at least two-thirds of the total outstanding Shares.

(2)

The term “Fund Complex” refers to the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, The Relative Value Fund, Vivaldi Opportunities Fund, Variant Alternative Income Fund, Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, and Keystone Private Income Fund. The Adviser is not an affiliate of any fund in the Fund Complex other than the Fund.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2020 (continued)

Principal Officers

Name and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Tracy McHale Stuart Year of Birth: 1961	President	Since 2019	Chief Executive Officer, Corbin Capital Partners, L.P.
Daniel Friedman Year of Birth: 1975	Vice President	Since 2019	General Counsel, Corbin Capital Partners, L.P.
Steve Carlino Year of Birth: 1964	Treasurer	Since 2019	Chief Financial Officer, Corbin Capital Partners, L.P.
Ann Maurer Year of Birth: 1972	Secretary	Since 2019

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 –2017), Assistant Vice President, Client Relations Manager (2002 –2013); UMB Fund Services, Inc.

Perpetua Seidenburg Year of Birth: 1990	Chief Compliance Officer	Since 2019	Compliance Director, Vigilant Compliance, LLC (an investment management services company) 2014 – Present; Auditor, PricewaterhouseCoopers from 2012 –2014.

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2020 (continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 626-7246 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (844) 626-7246 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its report on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at (844) 626-7246.

Tax Information

For the fiscal year ended October 31, 2019, 0.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the fiscal year ended October 31, 2019, 0.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2020 (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2020 (continued)

Privacy Policy (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Corbin Capital Partners, LP.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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UMB Distribution Services, LLC, Distributor

P.O. Box 2175
Milwaukee, WI 53201-1811
1-844-626-7246

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $142,000 for 2019 and $51,000 for 2020.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $28,000 for 2019 and $8,000 for 2020.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2020.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $28,000 for 2019 and $0 for 2020.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Exhibit H

Corbin Capital Partners, LP

PROXY POLICY AND PROCEDURE

Effective July 1, 2019

INTRODUCTION

Corbin Capital Partners, LP (“Corbin”) acts as the advisor to the Corbin Multi-Strategy Fund, Inc. (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1 The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients;
•	describe such procedures to clients and, upon request, provide a summary of the procedures to clients;
•	disclose to clients how they may obtain information on how the adviser voted their proxies; and
•	retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•	how an adviser votes its proxies on behalf of its clients; and
•	the particular factors that an adviser takes into consideration when voting on particular matters.

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

[1]	The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Biographies of certain of the Adviser investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) are below:

Craig Bergstrom, CFA

Managing Partner, Chief Investment Officer

Mr. Bergstrom is the Chief Investment Officer of the Adviser, and leads the Adviser’s investment team. He works on all aspects of the investment process with a special focus on implementation capabilities, co-investments and direct investing efforts, as well as new initiatives. Prior to joining the Adviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy. Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley. Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

Robert Zellner

Senior Partner, Deputy Chief Investment Officer

Mr. Zellner is the Deputy Chief Investment Officer of the Adviser and leads the portfolio construction process for commingled fund-of-funds products. He is also responsible for research on global macro strategies, and covers corporate and asset-backed credit strategies. Prior to joining the Adviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products. Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships. Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)

(As of March 31, 2020)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets***	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	5	$4,327,857,614	5	$4,327,857,614
	Other Accounts:	13	$2,906,244,184	12	$1,814,690,852

*	Not including the Fund.

**	Pooled vehicles that are part of the same master-feeder structure are reflected as one account.
***	Double counts certain assets due to certain Adviser-managed vehicles or accounts investing in other Adviser-managed vehicles or accounts

Real, potential or apparent conflicts of interest may arise because the Adviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser may vary among these accounts, and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. To the extent the Adviser purchases interests in the same Investment Fund for the Fund and other accounts, the Fund, subject to applicable law, may be restricted from purchasing additional interests in such Investment Fund. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers, where possible and appropriate, are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities in a fair and equitable basis over time, consistent with the Adviser allocation policy in effect from time to time.

The Adviser manages certain private investment funds that have a specific investment focus or criteria (the “Specialty Funds”). A Specialty Fund will be allocated its desired portion of investment opportunities that fall within its mandate before other Adviser clients (that are not Specialty Funds) receive allocations of such investment opportunities. Specialty Funds with overlapping mandates may compete for the same investment opportunities and as a result a Specialty Fund may receive less than its desired allocation of a specific opportunity. Capacity not utilized by Specialty Funds will be available for other Adviser clients, such as the Fund.

(a)(3) Compensation Structure of Portfolio Manager

All professionals of the Adviser are compensated with a base salary and annual bonus, based on individual performance and overall profitability of the Adviser, aligning compensation with performance. Generally, after two years of employment, a 401(a) profit sharing plan, which is part of the base salary and annual bonus, is mandatory for all professionals provided that they have satisfied the minimum criteria. The Portfolio Managers are partners of the Adviser and as such participate in the profitability of the business based on their ownership percentage. The Adviser also offers select non-partners a deferred compensation program pursuant to which deferred amounts are pegged to the performance of selected funds managed by the Adviser and vest over pre-determined time periods. Compensation is generally determined by senior management of the Adviser. The Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4) Disclosure of Securities Ownership

None of the Portfolio Managers or officers currently owns any Shares of the Fund.

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Daniel Friedman
Daniel Friedman, Vice President

Date	June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel Friedman
Daniel Friedman, Vice President

Date	June 9, 2020

By (Signature and Title)*	/s/ Steve Carlino
Steve Carlino, Treasurer
(Principal Financial Officer)

Date	June 9, 2020

*	Print the name and title of each signing officer under his or her signature.